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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549



                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934




       DATE OF REPORT (Date of earliest event reported): DECEMBER 17, 2002



                             TOWER AUTOMOTIVE, INC.
             (Exact Name of Registrant as Specified in its Charter)


                                    DELAWARE
                 (State or Other Jurisdiction of Incorporation)



       1-12733                                            41-1746238
(Commission File Number)                    (I.R.S. Employer Identification No.)


         5211 CASCADE ROAD SE - SUITE 300, GRAND RAPIDS, MICHIGAN 49546
               (Address of Principal Executive Offices) (Zip Code)


                                 (616) 802-1600
              (Registrant's Telephone Number, Including Area Code)


                                 NOT APPLICABLE
          (Former Name or Former Address, if Changed Since Last Report)


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Item 5.       Other Events

         On December 17, 2002, the Registrant issued a press release announcing it will not continue as the supplier for the next Ford Explorer frame. A copy of this press release is attached hereto as Exhibit 99.1 and is hereby incorporated by reference.


Item 7.       Financial Statements, Pro Forma Financial Information and Exhibits

         (c)      Exhibits

                           99.1 Press release dated December 17, 2002 - Tower Automotive Announces It Will Not Continue As Supplier For Next Ford Explorer Frame



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                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned thereunto duly authorized.


                                    TOWER AUTOMOTIVE, INC.



Date:  December 17, 2002        By: /s/ Ernest T. Thomas
                                  ----------------------------------------------
                                Name: Ernest T. Thomas
                                Title: Chief Financial Officer and Treasurer
                                (Principal Accounting and Financial Officer)